SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                     __________________________________

                                  FORM 8-A

                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                   MINDEN BANCORP, INC. (in organization)
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       United States                                 To be requested
_______________________________           ____________________________________
(State of incorporation or                (I.R.S. Employer Identification No.)
     organization)


      415 Main Street
     Minden, Louisiana                                        71055
_______________________________           ____________________________________
(Address of principal executive                             (Zip Code)
         offices)


      If this form relates to the         If this form relates to the
      registration of a class of          registration of a class of
      securities pursuant to              securities pursuant to
      Section 12(b) of the                Section 12(g) of the
      Exchange Act and is                 Exchange Act and is
      effective pursuant to               effective pursuant to
      General Instruction A.(c),          General Instruction A.(d),
      please check the following          please check the following
      box.  [ ]                           box.  [X]


Securities Act registration statement file number to which this form relates:
   333-84706
---------------
(If applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

                                    None

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share
                  --------------------------------------
                             (Title of class)

Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Our Capital Stock" in the Prospectus included in the Minden Bancorp, Inc. Registration Statement on Form SB-2 (File No. 333-84706) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.1 Plan of Reorganization

     *2.2 Plan of Stock Issuance

     *3.1 Federal Stock Charter of Minden Bancorp, Inc.

     *3.2 Bylaws of Minden Bancorp, Inc.

     *4.1 Form of Stock Certificate of Minden Bancorp, Inc.


    *Previously filed with the Securities and Exchange Commission as exhibits to the Minden Bancorp, Inc. Registration Statement on Form SB-2 (File No. 333-84706). Such exhibits are incorporated herein by reference.






















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                                 SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MINDEN BANCORP, INC.
                                       (in organization)


Date: June 21, 2002               By:  /s/ A. David Evans
                                       -------------------------------------
                                       A. David Evans, Chairman, President
                                       and Chief Executive Officer
























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